UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2013

CHINA ARMCO METALS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	001-34631	26-0491904
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Waters Park Drive, Suite 98 San Mateo, CA	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 212-7620

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amendment of Subscription Agreement and Common Stock Purchase Warrant

On January 11, 2013 (the “Closing Date”), China Armco Metals, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to that certain Subscription Agreement and Common Stock Purchase Warrant (the “Original Agreements”) dated July 2008, as amended by certain Amendment No. 1 to the Original Agreements dated May 2010 (“First Amendment”). Pursuant to the Original Agreements, the Company offered (the “Offering”) and issued securities to 82 investors for an aggregate purchase price of $6,896,229.

Pursuant to the First Amendment 34 investors (the “First Amendment Investors”) waived certain rights under, Section 6.6 Adjustment for Certain Transactions, of the Common Stock Purchase Warrant, and Section 12(b) Most Favored Nation Provision, of the Subscription Agreement, in exchange for certain covenants of the Company with respect to restrictions on future financings (the “Future “Financing Restrictions”).

This Second Amendment amended (i) the First Amendment to eliminate the Future Financing Restrictions, (ii) the Warrant to reinstate Section 6.6, Adjustment for Certain Transaction, and (iii) the Subscription Agreement to reinstate Section 12(b), Most Favored Nation Provision.

The Second Amendment provides that it shall only be effective upon execution of this Second Amendment by each of the investors that executed the First Amendment. At January 8, 2013, three days prior to the Closing Date, after an exhaustive search and numerous attempts to reach all holders that signed the first amendment, all the First Amendment Investors that executed the First Amendment signed the Second Amendment except two investors from whom we have been unable to reach or receive responses. These two investors invested a total amount of $400,000. On January 8, 2013, we transmitted emails to all of the First Amendment Investors to notify them of the foregoing circumstance and conveyed to them the Company’s intent to declare the Second Amendment effective despite the absence of executions by the two remaining investors. A two-day objection period was afforded to all the First Amendment Investors (including the two unsigned investors) in such emails. As of January 10, 2013, we have received no indication from any of the First Amendment Investors that object to effectiveness of the Second Amendment, and no indications from the two unsigned investors that they will not sign the Second Amendment. Accordingly, on the Closing Date we declared the Second Amendment effective with respect to all the signed investors.

The foregoing description of the terms of the Second Amendment is qualified in its entirety by reference to the provisions of Form of Amendment No.2 to Subscription Agreement and Common Stock Purchase Warrant filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment No.2 to Subscription Agreement and Common Stock Purchase Warrant dated as of January 11, 2013.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA ARMCO METALS, INC.

Date: January 17, 2013	By:	/s/ Kexuan Yao
	Name:	Kexuan Yao
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Amendment No.2 to Subscription Agreement and Common Stock Purchase Warrant dated as of January 11, 2013.

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